EXHIBIT 32.1

CERTIFICATION
Pursuant to
18 U.S.C Section 1350 as Adopted Pursuant to Section 906
Of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Puda Coal, Inc. (the “Company”), does hereby certify that:

This Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2008 of the Company fully complies with the requirement of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 15, 2008	/s/ Liping Zhu
Liping Zhu President and Chief Executive Officer

Date: August 15, 2008	/s/ Qiong Wu
Qiong Wu Chief Financial Officer